CHEVIOT SAVINGS BANK

            AMENDED AND RESTATED DIRECTORS DEFERRED COMPENSATION PLAN

            (As Amended and Restated Effective as of January 1, 2005)

                                TABLE OF CONTENTS

ARTICLE I. DEFINITIONS.........................................................1
ARTICLE II. PLAN PARTICIPANTS..................................................2
   Section 2.1       Members of Board on Effective Date........................2
   Section 2.2       Members of Board after Effective Date.....................2
   Section 2.3       Duration of Participation.................................2
ARTICLE III. BENEFIT AMOUNT....................................................2
   Section 3.1       Benefit Amount When Benefit Is Paid In Normal Form........2
   Section 3.2       Benefit Amount When Benefit Is Paid Other Than In
                     Normal Form...............................................2
   Section 3.3       Benefit Amount When Single Sum Payment Is Made In
                     Lieu of Remaining Annual Installments.....................3
   Section 3.4       Actuarial Equivalence Factor..............................3
ARTICLE IV. DISTRIBUTION OF PLAN BENEFIT.......................................3
   Section 4.1       General Rules as to Payment of Benefit....................3
   Section 4.2       Effect of Change in Control on Payment of Benefit.........4
   Section 4.3       Effect of Death of Participant on Payment of Benefit......4
   Section 4.4       Forfeit of Benefit If Participant.........................4
   Section 4.5       Payment of 409A Taxes.....................................5
   Section 4.6       Facility of Payment.......................................5
   Section 4.7       Addresses Required To Be Kept Current.....................5
   Section 4.8       Applicable Benefit Provisions.............................5
ARTICLE V. ADMINISTRATION OF PLAN..............................................6
   Section 5.1       Designation of Administrator..............................6
   Section 5.2       Administrative Expenses...................................6
   Section 5.3       Powers of Administrator...................................6
   Section 5.4       Indemnification of Administrator..........................6
   Section 5.5       Claims Procedures.........................................6
ARTICLE VI. AMENDMENT AND TERMINATION..........................................8
   Section 6.1       Amendment.................................................8
   Section 6.2       Termination...............................................8
ARTICLE VII. NO FUNDING OF BENEFITS............................................9

ARTICLE VIII. MISCELLANEOUS....................................................9
   Section 8.1       Actions of Company........................................9
   Section 8.2       No Assignment of Benefits Permitted.......................9
   Section 8.3       Reemployment or Continued Employment......................9
   Section 8.4       Applicable Law............................................9
   Section 8.5       Plan Year.................................................9
   Section 8.6       Separability of Provisions...............................10
   Section 8.7       Heading and Counterparts.................................10
   Section 8.8       No Right To Board Membership.............................10
   Section 8.9       Merger or Consolidation of Company.......................10
   Section 8.10      Plan Binding on Successors...............................10
   Section 8.11      Notices..................................................10
   Section 8.12      Definition of Change in Control..........................10
   Section 8.13      Acceleration of Payments.................................11

                              CHEVIOT SAVINGS BANK
            AMENDED AND RESTATED DIRECTORS DEFERRED COMPENSATION PLAN
           ----------------------------------------------------------

            (As Amended and Restated Effective as of January 1, 2005)

     This Cheviot Savings Bank Amended and Restated Directors Deferred Compensation Plan (the "Plan") amends and restates the Cheviot Savings Bank Directors Deferred Compensation Plan, which was effective March 31, 2003 (the "Prior Plan"). Cheviot Savings Bank (the "Company") has herein restated the Plan with the intention that the Plan shall at all times satisfy Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The provisions of the Plan shall be construed to effectuate such intentions.

                                    ARTICLE I.
                                   DEFINITIONS
                                  ------------

     For purposes of the Plan, the following terms shall have the meanings hereinafter set forth unless the context otherwise requires:

     1.1 "Administrator" shall mean the person who is designated as the Administrator of the Plan under the provisions of Section 5.1 below.

     1.2 "Beneficiary" shall mean, with respect to any Participant, the person(s), trust(s), or entity(ies) designated by the Participant, on any writing approved or prepared by the Administrator, to receive any benefit payable under the Plan to the Participant's Beneficiary after the Participant's death. If more than one person, tout, and/or entity is designated as the Participant's Beneficiary, such writing shall also indicate the share of any benefit payable under the Plan to the Participant's Beneficiary that is to be paid to each such person, trust, and/or entity. If a Participant fails to designate a Beneficiary in any such writing, or if for any reason such designation is not effective, his or her "Beneficiary" shall be his or her estate.

     1.3 "Board" shall mean the Board of Directors of the Company.

     1.4 "Change in Control"  shall have the meaning  described for such term in
Section 8.12 below.

     1.5 "Company" shall mean the Cheviot Savings Bank, or any legal successor thereto.

     1.6 "Effective Amendment Date" shall mean January 1, 2005.

     1.7 "Effective Date" shall mean March 31, 2003 and refers to the original effective date of the Plan.

     1.8 "Participant" shall mean any person who is a participant under the provisions of Article II below.

     1.9 "Plan"  shall mean the plan set forth in this  document,  which plan is
named  the  Cheviot  Savings  Bank  Amended  and  Restated   Directors  Deferred
Compensation Plan.

     1.10 "Service" shall mean, with respect to any person, the aggregate total period after the Effective Date during which the person is a member of the Board. If the person has post-Effective Date periods of Board membership interrupted by a period during which he or she is not a Board member, then such separate periods of Board membership shall be aggregated in determining the person's Service. In performing such aggregation, the aggregation of two or more-than-one month periods of Board membership shall be made on the basis that 30 days constitute one month of Service.

                                   ARTICLE II.
                                PLAN PARTICIPANTS
                                -----------------

     Section 2.1 Members of Board on Effective Date. Each person who was a member of the Board on the Effective Date became a participant in the Plan on the Effective Date.

     Section 2.2 Members of Board after Effective Date. Each person who was not a member of the Board on the Effective Date but later became or becomes a member of the Board shall become a participant in the Plan only if he or she completes ten years of Service and is a member of the Board on the last day of a Plan Year that ends after the date on which he or she completes such ten years of Service. A person who meets such requirements shall become a participant in the Plan on the last day of the first Plan Year that ends after the date on which he or she completes ten years of Service and on the last day thereof he or she is a member of the Board.

     Section 2.3 Duration of Participation. A person who became or becomes a participant under either Section 2.1 above or Section 2.2 above shall be referred to as a "Participant" under this Plan from the first date he or she became or becomes a participant in the Plan under either Section 2.1 above or
Section 2.2 above until the entire benefit he or she is due under the Plan has been paid or forfeited under the subsequent terms of the Plan.

                                  ARTICLE III.
                                 BENEFIT AMOUNT
                                 --------------

     Section 3.1 Benefit Amount When Benefit Is Paid In Normal Form. If any Plan benefit that relates to a Participant is paid under the provisions of Article IV below in the normal form, the amount of each annual installment payment of such form shall be $11,400. For purposes of the immediately preceding sentence, the "normal form" means, with respect to any Plan benefit that relates to a Participant, ten consecutive annual payments of cash, the first annual installment of which is made as of the date of the Participant's commencement date as defined below in Section 4.1(c) and each subsequent annual installment of which is made as of an annual anniversary of such date.

     Section 3.2 Benefit Amount When Benefit Is Paid Other Than In Normal Form. If any Plan benefit that relates to a Participant is paid, under the provisions of Article IV below, in a form of payment that is not the normal form i.e. it is paid in either (i) the form of a single sum cash payment made as of any date or

(ii) the form of ten consecutive annual cash payments the first annual installment of which is made as of any date other than the Participant's 70th birthday), then the single lump sum amount or the amount of each annual installment payment, as the case may be, of such form of payment shall be equal to the amount that (as of the date as of which the single sum payment or the first annual installment, as the case may be, is made) makes the Participant's Plan benefit payable in such form of payment actuarially equivalent to the then present value of the normal form of the Participant's Plan benefit.

     Section 3.3 Benefit Amount When Single Sum Payment Is Made In Lieu of Remaining Annual Installments. If a Participant's Plan benefit is being paid in any form that makes annual installment payments but, under the provisions of
Article IV below, such annual installments are stopped and a final single sum cash payment made in lieu of continuing the installment payments, then the final single sum amount shall be equal to the amount that (as of the date as of which such single sum payment is made) makes such single sum payment actuarially equivalent to the then present value of the remaining annual installment payments that had not been paid.

     Section 3.4 Actuarial Equivalence Factor. For all purposes of the Plan, the actuarial equivalence of any payment form of a Participant's Plan benefit other than the normal form to the present value of the normal form of the Participant's Plan benefit, or to the present value of a remaining stream of installment payments under an annual installment payment form, shall be determined on the sole basis of an interest rate assumption of 7% per annum, compounded annually. No mortality assumption or other factor (other than the interest rate assumption set forth in the immediately preceding sentence) shall be used in determining such actuarial equivalence.

                                  ARTICLE IV.
                          DISTRIBUTION OF PLAN BENEFIT
                         -----------------------------

     Section 4.1 General Rules as to Payment of Benefit. Except as is otherwise provided in the subsequent provisions of this Article IV, a Participant shall receive a benefit under the Plan. The following provisions of this Section 4.1 describe the form in which a Participant's benefit under the Plan will be paid and the date as of which the benefit will begin to be paid or be paid in its entirety.

     (a) Except as is provided in paragraph (b) of this Section 4.1, the Participant's benefit under the Plan shall be paid in the form of ten annual installment payments of cash. The first such annual installment payment shall be made on the Participant's commencement date (as defined in paragraph (c) of this Section 4.1), and each subsequent annual installment payment shall be made as of an annual anniversary of such commencement date. The amount of each annual installment payment shall be determined under the provisions of Article III above.

     (b) All initial elections previously made under the Prior Plan shall continue under this Plan unless altered pursuant to the terms of this Plan. Any director who becomes a Participant following the Effective Date shall be eligible to participate in the Plan immediately upon becoming a Participant, provided, however in the first year of such Participant's eligibility, the Participant may, within the first 30 days after joining the Plan, elect the time and manner of payment of his or her benefit by delivering to the Administrator a "Distribution Election Form for New Participants," in the form attached hereto as Exhibit A. The benefit may be paid in the form of a single cash lump sum distribution, within 30 days following the Participant's commencement date (as defined below in paragraph (c) of this Section 4.1). In the event that such election is not made, the Participant shall be paid his or her benefit in accordance with Section 4.1(a). Notwithstanding the foregoing, current Participants, shall have the right to elect to change the time and manner of payment of his or her benefit by delivering to the Administrator a "Transition Year Election Form for Current Participants," in the form attached hereto as Exhibit B, provided that such election is made by no later than December 31, 2008.

     (c) For all purposes of this Section 4.1, the Participant's "commencement date" shall be the later of:

          (1) the Participant's 65th birthday; or

          (2) the earlier of (i) the date on which the Participant ceases to be a member of the Board or (ii) the Participant's 70th birthday.

     Notwithstanding anything herein to the contrary, the Participant's cessation from the Board shall be construed to require a Separation from Service as defined in Code Section 409A. For these purposes, a Participant shall not be deemed to have a Separation from Service if the Participant serves on the Board of the Company or any member of a controlled group of corporations with the Company within the meaning of Treasury Regulation ss.1.409A-1(a)(3).

     Section 4.2 Effect of Change in Control on Payment of Benefit. Notwithstanding the foregoing provisions of this Article IV but still subject to the subsequent provisions of this Article IV, if a Change in Control occurs after a Plan benefit begins to be paid to a Participant in the form of ten annual installment payments pursuant to the foregoing provisions of this Article IV or before any part of a Plan benefit has been paid to him or her at all, then any such installment payments shall cease) and, instead of any other Plan benefit payment described in the foregoing provisions of this Article IV, a single lump sum cash payment shall be made to the Participant within 30 days following the effective date of the Change in Control. The amount of such single sum payment shall be determined under the provisions of Article III above.

     Section 4.3 Effect of Death of Participant on Payment of Benefit. Notwithstanding the foregoing provisions of this Article IV but still subject to the subsequent provisions of this Article IV, if a Participant dies after a Plan benefit begins to be paid to him or her in the form of ten annual installment payments pursuant to the foregoing provisions of this Article IV or before any part of a Plan benefit has been paid to him or her at all, then any such installment payments shall cease) and, instead of any other Plan benefit payment described in the foregoing provisions of this Article IV, a single sum cash payment shall be made to the Participant's Beneficiary within 30 days following the date of the Participant's death. The amount of such single sum payment shall be determined under the provisions of Article III above.

     Section 4.4 Forfeit of Benefit If Participant Violates Standards of Conduct. Notwithstanding any other provision of this Plan (including the forgoing provisions of this Article IV and the provisions of Article III above) to the contrary, a Participant shall forfeit any right that he or she may otherwise have to a benefit under the Plan and any right to the future payment of a Plan benefit (or, if a Plan benefit has begun to be paid to the Participant in the form of ten annual installment payments, any right to any annual installments that have not yet been paid) if and when he or she (i) acts in a personally dishonest manner when performing any of his or her duties for the Company, (ii) engages in willful misconduct in the performance of such duties,
(iii) breaches his or her duties for the Company in order to try to obtain a personal profit, (iv) intentionally fails or refuses to perform the duties and responsibilities of his or her position as a Board member, or (v) willfully violates any law, rule, or regulation (even when not associated with his or her duties for the Company but not including traffic violations or other minor offenses).

     Section 4.5 Payment of 409A Taxes. The Plan shall permit the acceleration of the time or schedule of a payment to pay any taxes that may become due at any time that the arrangement fails to meet the requirements of Code Section 409A and the regulations and other guidance promulgated thereunder. Such payments shall not exceed the amount required to be included in income as the result of the failure to comply with the requirements of Code Section 409A.

     Section 4.6 Facility of Payment. Notwithstanding any other provision of this Plan, any amount payable under the Plan to any person who is under a legal disability or who, in the judgment of the Administrator, is unable to properly manage the person's financial affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Administrator may select, and any such payment shall be deemed to be a payment for such person's account and a complete discharge of all liability of the Company with respect to the amount so paid.

     Section 4.7 Addresses Required To Be Kept Current. Each Participant or Beneficiary shall keep the Administrator informed of his or her current address. The Administrator and the Company shall not be obligated to search for the whereabouts of any person whose address has not been kept current when a Plan payment is due to be made to such person, and such payment is not required to be made until such person has provided a current address to the Administrator (and when thereafter paid shall not be increased by any interest or other amount to reflect the delay in payment caused by such person's failure to keep the Administrator apprised of his or her current address).

     Section 4.8 Applicable Benefit Provisions. Any benefit to which a Participant becomes entitled (or any death benefit to which such Participant's Beneficiary becomes entitled) under the Plan shall be determined on the basis of the provisions of the Plan as in effect as of the earlier of (i) the date on which the Participant ceases to be a member of the Board or (ii) the date as of which any payment of a benefit begins to be paid under the Plan to the Participant (or the Beneficiary) notwithstanding any amendment to the Plan adopted subsequent to such date, except for subsequent amendments which are by their specific terms made applicable to such Participant (or Beneficiary).

                                   ARTICLE V.
                             ADMINISTRATION OF PLAN
                            -----------------------

     Section 5.1 Designation of Administrator. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Administrator. The Administrator under the Plan shall be the Company officer or employee or other individual who (i) is not a member of the Board, (ii) is designated by the Board as the party to serve as the administrator of the Plan, and (iii) agrees to serve in such capacity. However, if at any time no such person serves as the Administrator, then the Administrator shall be the Company's Vice President of Compliance, provided that he or she is not a member of the Board. If at any time no person serves as the Administrator pursuant to either of the two immediately preceding sentences, then the President of the Company shall serve as the Administrator, regardless of whether or not he or she is a member of the Board.

     Section 5.2 Administrative Expenses. The expenses of administering the Plan shall be paid by the Company. However, unless otherwise agreed between the Company and the Administrator, the Administrator shall not receive compensation for his or her services as such, and, except as required by law, no bond or other security need be required of him or her in such capacity in any jurisdiction.

     Section 5.3 Powers of Administrator. Subject to the limitations of the Plan, the Administrator may, from time to time, establish rules for the administration of the Plan and the transaction of its business, prepare all forms and explanatory material necessary to carry out the Plan, construe and interpret all provisions of the Plan, decide all questions arising under the Plan (including those relating to eligibility and the amount, form, and time of benefit payments under the Plan), and otherwise carry out the purposes of the Plan. The Administrator may appoint or employ such agents, counsel (including counsel of the Company), auditors (including auditors of the Company), clerical help, and actuaries as in the Administrator's judgment may seem reasonable or necessary for the proper administration of the Plan. The Administrator may correct errors, however arising, and, as far as possible, adjust any benefit payments accordingly. The determination of the Administrator as to the interpretation of the provisions of the Plan or any disputed question shall, if made in good faith and not contrary to any of the provisions of this Plan, be conclusive upon all interested parties.

     Section 5.4 Indemnification of Administrator. The Company shall indemnify the Administrator for all expenses and liabilities (including reasonable attorney's fees) arising out of the administration of the Plan, other than any expenses or liabilities resulting from such person's own bad faith or willful misconduct. The foregoing right of indemnification shall be in addition to any other rights to which such person maybe entitled as a matter of law.

     Section 5.5 Claims Procedures. If a Participant, a Participant's Beneficiary, or any other person claiming through a Participant or a Beneficiary has a dispute as to the failure of the Plan to pay or provide a benefit, as to the amount of Plan benefit paid, or as to any other matter involving the Plan, the person may file a claim for the benefit or relief believed by the person to be due. Such claim must be provided by written notice to the Administrator.

     (a) The Administrator shall decide any claims made pursuant to this Section 5.5.

     (b) If a claim is denied, in whole or in part, notice of the denial in writing shall be furnished by the Administrator to the claimant within 90 days after receipt of the claim by the Administrator, except that if special circumstances require an extension of time for processing the claim, the period in which the Administrator is to furnish the claimant written notice of the denial shall be extended for up to an additional 90 days (and the Administrator shall provide the claimant within the initial 90-day period a written notice indicating the reasons for the extension and the date by which the Administrator expects to render the final decision).

     (c) The final notice of denial shall be written in a manner designed to be understood by the claimant and set forth: (i) the specific reasons for the denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the claimant wishes to appeal such denial of his or her claim. If no written notice is provided the claimant within the applicable 90-day period or 180-day period, as the case may be, the claimant may assume his or her claim has been denied and go immediately to the appeal process set forth in the following paragraphs of this Section 5.5.

     (d) Any claimant who has a claim denied may appeal the denied claim to the Administrator. Such an appeal must, in order to be considered, be filed by written notice to the Administrator within 60 days of the receipt by the claimant of a written notice of the denial of his or her initial claim. If any appeal is filed in accordance with such rules, the claimant, and any duly authorized representative of the claimant, shall be given the opportunity to review pertinent documents and submit issues and comments in writing. A formal hearing may be allowed in its discretion by the Administrator but is not required.

     (e) Upon any appeal of a denied claim, the Administrator shall provide a full and fair review of the subject claim and decide the appeal within 60 days after the filing of the appeal; except that if special circumstances require an extension of time for processing the appeal, the period in which the appeal is to be decided shall be extended for up to an additional 60 days (and the Administrator shall provide the claimant written notice of the extension prior to the end of the initial 60-day period).

     (f) The decision on appeal shall be set forth in a writing designed to be understood by the claimant, specify the reasons for the decision and references to pertinent Plan provisions on which the decision is based, and be furnished to the claimant by the Administrator within the 60-day period or 120-day period, as is applicable, described above.

     (g) The Administrator may prescribe additional rules which are consistent with the other provisions of this Section 5.5 in order to carry out the Plan's claims procedures.

                                  ARTICLE VI.
                            AMENDMENT AND TERMINATION
                           --------------------------

Section 6.1    Amendment.
               ---------

The Company reserves the right to amend this Plan at any time. However, to the extent any such amendment would adversely impact the accrued benefits of any Participant, the amendment shall require the written consent of such Participant.

Section 6.2    Termination.
               -----------

Under no circumstances may the Plan permit the acceleration of the time or form of any payment under the Plan prior to the payment events specified herein, except as provided in this Section 6.2(b). The Company may, in its discretion, elect to terminate the Plan in any of the following three circumstances provided below and pay all of the benefits that the Participant is entitled to under
Article III of this Agreement by lump sum determined as of the date of the Plan termination and calculated in accordance with Article III of the Plan.

     (i) the Plan is irrevocably terminated within the 30 days preceding a Change in Control and (1) all arrangements sponsored by the Company that would be aggregated with the Plan under Treasury Regulation ss.1.409A-1(c)(2) are terminated, and (2) the Participant and all participants under the other aggregated arrangements receive all of their benefits under the terminated arrangements within 12 months of the date the Company irrevocably takes all necessary action to terminate the Plan and the other aggregated arrangements;


     (ii) the Plan is irrevocably terminated at a time that is not proximate to a downturn in the financial health of the Company and (1) all arrangements sponsored by the Company that would be aggregated with the Plan under Treasury Regulation 1.409A-1(c) if the Participant participated in such arrangements are terminated, (2) no payments are made within 12 months of the date the Company takes all necessary action to irrevocably terminate the arrangements, other than payments that would be payable under the terms of the arrangements if the termination had not occurred, (3) all payments are made within 24 months of the date the Company takes all necessary action to irrevocably terminate the arrangements, and (4) the Company does not adopt a new arrangement that would be aggregated with the Plan under Treasury Regulation 1.409A-1(c) if a Participant participated in both arrangements, at any time within three years following the date the Company takes all necessary action to irrevocably terminate the Plan; or

     (iii) the Plan is terminated within 12 months of a corporate dissolution taxed under Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred by a Participant under the Plan are included in the Participant's gross income in the later of (1) the calendar year in which the termination of the Plan occurs, or (2) the first calendar year in which the payment is administratively practicable.

                                  ARTICLE VII.
                             NO FUNDING OF BENEFITS
                            ------------------------

The Company shall not fund, and shall have no obligation to fund, by the investment in any trust or account or by any other means, its obligations to Participants and their Beneficiaries hereunder. Instead, all benefits shall be paid by the Company solely from its general assets.

                                  ARTICLE VIII.
                                  MISCELLANEOUS
                                 --------------

     Section 8.1 Actions of Company. Any action permitted to be taken by the Company under this Plan, including but not limited to amending or terminating the Plan, may be taken either by the Board (pursuant to a written resolution adopted at a meeting of the Board or in a writing signed by all members of the Board) or by any officer of the Company to whom the power to act for the Company with respect to such matter is delegated by the Board (pursuant to a written resolution adopted at a meeting of the Board or in a writing signed by all members of the Board).

     Section 8.2 No Assignment of Benefits Permitted. Except to the extent otherwise required by applicable law, no Participant or Beneficiary shall have any right to alienate, commute, anticipate, assign, pledge, encumber, or dispose of the right to receive any payments required to be made by the Company hereunder, which payments and the right to receive them are expressly declared to be nonassignable and nontransferable. Unless otherwise required by applicable law, the Company shall not have any further obligation to make any payments otherwise required of it hereunder in the event of any attempt to assign or transfer any such payment or the right to receive them.

     Section 8.3 Reemployment or Continued Employment. If a Participant ceases to be member of the Board but again becomes a member of the Board before any payment of a Plan benefit is made to him or her, then, notwithstanding any other provision of this Plan, no payment shall be made by reason of or in connection with his or her earlier ceasing to be a Board member and a Plan benefit shall only be determined and payable under the terms of the Plan without regard to the fact that the Participant had earlier ceased to be a member of the Board. On the other hand, if a Participant ceases to be member of the Board but again becomes a member of the Board after any payment of a Plan benefit is made to him or her, or if any payment of a Plan benefit is made to the Participant while he or she is a Board member and he or she continues to be member of the Board after such payment, then, notwithstanding any other provision of this Plan, such payment of his or her Plan benefit shall not be suspended or in any way affected by his or her again becoming or his or her continuing to be a member of the Board but no additional Plan benefit shall be payable at all by reason of or in connection with the later period in which the Participant again serves or continues to serve as a Board member.

     Section 8.4 Applicable Law. The Plan shall be governed by the laws of the State of Ohio and any applicable federal law.

     Section 8.5 Plan Year. The plan year of the Plan, which is the period on which records of the Plan are maintained, is a twelve month period that ends each March 31.

     Section 8.6 Separability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof; and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included.

     Section 8.7 Heading and Counterparts. Headings used throughout the Plan are for convenience only and shall not be given legal significance. The Plan may be executed in any number of counterparts, each of which shall be deemed an original. All counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

     Section 8.8 No Right To Board Membership. This Plan shall not provide any member of the Board with a right to future membership on the Board, and the existence of this Plan and any benefit provided under or in connection with this Plan shall not affect the right of the Company's shareholders to remove any member of the Board.

     Section 8.9 Merger or Consolidation of Company. The Company agrees that, should it merge or consolidate into any other corporation or organization, or in any way be acquired by any other corporation or organization, it shall require and ensure that such other corporation or organization assumes the duties and obligations of the Company under this Plan.

     Section 8.10 Plan Binding on Successors. The Plan and the provisions hereunder shall be binding upon (i) each Participant and his or her Beneficiary, heirs, executor, administrator, and successor and (ii) the Company and its successors.

     Section 8.11 Notices. Any notice required under the Plan shall be made in writing and delivered by personal delivery, mail (certified U.S. mail, postage prepaid), or electronic means, and it shall be deemed to be received only when actually delivered or so mailed. Notices to the Company or the Administrator should be directed to the attention of the Administrator and addressed to the Administrator at the Company's principal office.

     Section 8.12 Definition of Change in Control. For purposes of this definition, the "Holding Company" shall refer to Cheviot Financial Corp., the mid-tier holding company of the Company. A "Change in Control" means, for all purposes of the Plan, the occurrence of any one of the following events:

     (i) Change in the ownership of the Company or the Holding Company. A change in the ownership of the Company or the Holding Company shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation.

     (ii) Change in the effective control of the Company or the Holding Company. A change in the effective control of the Company or the Holding Company shall occur on the date that either (A) any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the

          Company possessing 30% or more of the total voting power of the stock of the Company; or (B) a majority of members of the Company's or Holding Company's Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the corporation's Board of Directors prior to the date of the appointment or election, provided that this sub-section (B) is inapplicable where a majority shareholder of the Company or Holding Company is another corporation.

     (iii) Change in the ownership of a substantial portion of the Company's or Holding Company's assets. A change in the ownership of a substantial portion of the Company's or Holding Company's assets shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(vii)(C)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company or the Holding Company that have a total gross fair market value equal to more than 40% of the total gross fair market value of all of the assets of the Company or the Holding Company immediately prior to such acquisition. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

     Notwithstanding anything to the contrary herein, a Change in Control shall not be deemed to have occurred in the event of the full conversion of the Company into the wholly-owned subsidiary of a stock holding company under applicable state and federal banking laws.

     Section 8.13 Acceleration of Payments. Except as specifically permitted herein or in other sections of this Plan, no acceleration of the time or schedule of any payment may be made hereunder. Notwithstanding the foregoing, payments may be accelerated hereunder by the Company, in accordance with the provisions of Treasury Regulation Section 1.409A-3(j)(4) and any subsequent guidance issued by the United States Treasury Department. Accordingly, payments may be accelerated, in accordance with requirements and conditions of the Treasury Regulations (or subsequent guidance) in the following circumstances:
(i) as a result of certain domestic relations orders; (ii) in compliance with ethics agreements with the Federal government; (iii) in compliance with ethics laws or conflicts of interest laws; (iv) in limited cash-outs (but not in excess of the limit under Code Section 402(g)(1)(B)); (v) in the case of certain distributions to avoid a non-allocation year under Code Section 409(p); (vi) to apply certain offsets in satisfaction of a debt of the Participant to the Company; (vii) in satisfaction of certain bona fide disputes between the Participant and the Company; or (viii) for any other purpose set forth in the Treasury Regulations and subsequent guidance.

     IN ORDER TO ADOPT THIS AMENDED AND RESTATED PLAN, the Company has caused its name to be subscribed to this Plan document on this 16th day of September, 2008.

                                                     CHEVIOT SAVINGS BANK



                                                 By: /s/ Thomas J. Linneman
                                                     ---------------------------
                                                     Thomas J. Linneman, CEO

                                                                       EXHIBIT A

                              CHEVOIT SAVINGS BANK

            AMENDED AND RESTATED DIRECTORS DEFERRED COMPENSATION PLAN

                           DISTRIBUTION ELECTION FORM

Instructions: Use this Distribution Election Form to elect the time and manner you will be paid your benefits under the Plan. Individuals who first participate in the Plan must complete this form within 30 days after the date that he or she became eligible to participate in the Plan.

Print Name: ___________________________________________________________________

In accordance with the Plan, I understand and agree that all Plan benefits shall be paid in the form I selected below, and that such election shall be irrevocable. I understand that if I do not complete this form by the 30th day after the date on which I first became eligible to participate in the Plan, my benefits under the Plan will be paid in ten annual installments commencing on my "commencement date" as defined in accordance with Section 4.1(c) of the Plan.

Subject to the terms of the Plan, I am entitled to receive my benefit upon my "commencement date," and I hereby elect that my benefit will be paid in the following manner (please select only one optional form of benefit):


                    Annual installments for a period of 10 years
         --------

                    Lump-sum distribution.
         --------



----------------------                               ---------------------------
Date                                                 Participant




----------------------                               ---------------------------
Date                                                 Plan Administrator

                                                                       EXHIBIT B

                              CHEVOIT SAVINGS BANK

                      DIRECTORS DEFERRED COMPENSATION PLAN

               AMENDED AND RESTATED TRANSITION YEAR ELECTION FORM

Instructions: Under current IRS rules, individuals who participate in the Plan may complete this form no later than December 31, 2008 to specify a different payment form than you previously elected under the Plan. If you do not wish to change your previous distribution options, then you do not need to complete this Transition Year Election Form. You may not use this form to change your distribution elections with respect to payments that are scheduled to be made to you in 2008 or otherwise to cause payments to be made to you in 2008.

Print Name: ___________________________________________________________________

I want to change my distribution options as set forth below. Subject to the terms of the Plan, I am entitled to receive my benefit upon my "commencement date" as defined in accordance with Section 4.1(c) of the Plan, and I hereby elect that my benefit will be paid in the following manner (please select only one optional form of benefit):


                             Annual installments for a period of 10 years
              -----------

                             Lump-sum distribution.
              -----------



----------------------                             -----------------------------
Date                                               Participant




----------------------                             -----------------------------
Date                                               Compensation Committee Member